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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2005

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under a Trust Agreement, dated as of November 1, 2005, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust Series 2005-3 Mortgage-Backed Notes)

                   Fieldstone Mortgage Investment Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

Maryland                     333-125910                     20-2972688
--------                     ----------                     ----------
State of Incorporation       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


11000 Broken Land Parkway, Suite 600, Columbia, Maryland                21044
--------------------------------------------------------                -----
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (866) 365-3642
                                                     ---------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [   ]    Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [   ]    Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d2(b))

         [   ]    Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e4(c))



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         Item 8.01.        Other Events
                           ------------

                  Collateral Term Sheets
                  ----------------------

                  Fieldstone Mortgage Investment Corporation (the "Registrant") anticipates that it will issue a series of notes entitled Fieldstone Mortgage Investment Trust Series 2005-3 Mortgage-Backed Notes (the "Notes"), to be issued pursuant to an indenture, dated as of November 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-3, as issuer, and HSBC Bank USA, National Association, as indenture trustee. The Notes will be collateralized by a trust estate (the "Trust Estate") consisting primarily of a security interest in certain mortgage loans (the "Mortgages").

                  Credit Suisse First Boston LLC (the "Lead Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgages or other assets of the Trust Estate.

                  The Collateral Term Sheets have been provided by the Lead Underwriter. The information in the Collateral Term Sheets is preliminary and will be supplemented by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Lead Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the related prospectus supplement.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
                  --------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


Exhibit No.            Description
-----------            -----------
99.1                   Collateral Term Sheets (as defined in Item 8.01) that
                       have been provided by Credit Suisse First Boston LLC to certain prospective purchasers of Fieldstone
                       Mortgage Investment Trust Series 2005-3
                       Mortgage-Backed Notes.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FIELDSTONE MORTGAGE INVESTMENT
                                             CORPORATION
                                             (Registrant)


                                             By: /s/ John C. Kendall
                                                 -------------------------------
                                             Name:  John C. Kendall
                                             Title: Director and President



Dated:  October 26, 2005



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                                  EXHIBIT INDEX
                                  -------------

                         Item 601(a) of                                                     Sequentially
Exhibit                  Regulation S-K                                                     Numbered
Number                   Exhibit No.               Description                              Page
------                   ---                       -----------                              ----
1                        99.1                      Collateral Term Sheets (as defined in
                                                   Item 8.01) that have been provided by
                                                   Credit Suisse First Boston LLC to
                                                   certain prospective purchasers of
                                                   Fieldstone Mortgage Investment Trust
                                                   Series 2005-3 Mortgage-Backed Notes.